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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 11, 2003
amending Form 8-K filed March 6, 2003

MARINE JET TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33297	88-0450923
(Commission File No.)	(IRS Employer ID)

4805 158 Court NE
Redmond, Washington 98052
(Address of principal executive offices and Zip Code)

(425) 869-2723
(Registrant's telephone number, including area code)

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ITEM 4. CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

On January 15, 2002, our board of directors approved a decision to change our auditors. On the same date, our accounting firm, G. Brad Beckstead, CPA. was dismissed by us as our independent auditors. During the 2001 fiscal year and subsequent interim period, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between us and G. Brad Beckstead, CPA.

The report of G. Brad Beckstead on our financial statements covered the period from inception on February 9, 2000 through September 30, 2001 did not contain an adverse, qualified or disclaimer of opinion. However, the report did contain an explanatory paragraph wherein G. Brad Beckstead expressed substantial doubt about our ability to continue as a going concern.

Subsequent to filing Mr. Beckstead's report in our amended Form 10-SB, Mr. Beckstead advised us that he objected to the reference of his audit for year ended December 31, 2000 because the financial statements needed to be restated based on information provided by us subsequent to the audit report date.

Since that time, we have amended our Form 10-SB registration statement and the financial statements audited by Mr. Beckstead are no longer included therein and as such do not effect the current financial statements audited by our current auditor, Chevez & Koch, CPA's, Ltd. After the dismissal of Mr. Beckstead, our financial statements from February 9, 2000 through December 31, 2000 were restated and reaudited by Chavez & Koch, our successor auditors. The purpose was to reduce the value of certain patents (purchased with common stock during 2000) from $7.5 million which was based upon an appraisal to $55,238 which was based upon historical cost.

We have requested G. Brad Beckstead furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements made by us. We delivered a copy of this amended report of Form 8-K to G. Brad Beckstead on April 4, 2003, via facsimile. On April 7, 2003, G. Brad Beckstead replied and his letter agreeing with the statements contained herein. The letter is filed as Exhibit 16.1 to this amended report on Form 8-K.

At our board meeting on January 15, 2002, our board of directors approved the decision to engaged Chavez & Koch, CPA's, Ltd., 2920 N. Green Valley Parkway, Building 8, Suite 821, Henderson, Nevada 89014, as our independent auditors for our fiscal year ending December 31, 2001. Chavez & Koch accepted such appointment on January 15, 2002. Prior to their appointment, we did not consult with Chavez & Koch on any matters related to accounting or the type of opinion they may issue.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.1	Letter from G. Brad Beckstead, CPA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of April, 2003.

MARINE JET TECHNOLOGY CORP.

BY:	/s/ Jeff Jordan Jeff Jordan, President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors